UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Core Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Barton Springs Road, Suite 300 Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 402-5233

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZ	The Nasdaq Global Select Market
Warrants, exercisable for shares of common stock	CORZW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership

Chapter 11 Filing

On December 21, 2022, Core Scientific, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Code (the “Bankruptcy Code”). The Company is seeking to have the Chapter 11 Cases jointly administered under Case No. 22-90341. The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors have filed various “first day” motions with the Bankruptcy Court requesting customary relief that will enable the Company to transition into Chapter 11 protection without material disruption to their ordinary course operations.

The Company expects to enter into a restructuring support agreement (the “Restructuring Support Agreement”) with the Ad Hoc Noteholder Group, representing more than 70% of the holders of its convertible notes.

In connection with the Restructuring Support Agreement, the Ad Hoc Noteholder Group has agreed to provide commitments for a debtor-in-possession facility (the “DIP Facility”) of more than $57 million and has agreed to support the syndication of up to an additional $18 million in new money DIP Facility loans to all holders of convertible notes. These funds, along with ongoing cash generated from operations, are anticipated to provide the necessary financing to effectuate the planned restructuring, facilitate the emergence from Chapter 11, and cover the fees and expenses of legal and financial advisors.

The Restructuring Support Agreement will be subject to a “fiduciary out” for the Company to pursue better alternatives. As contemplated, the restructuring will reduce the Company’s funded indebtedness by hundreds of millions of dollars and reduce annual interest expense by tens of millions of dollars.

Pursuant to the contemplated Restructuring Support Agreement, the Company’s existing convertible noteholders will equitize their debt into a significant majority of the common stock of the reorganized company. In addition, holders of general unsecured claims and existing common shareholders would also receive a percentage of reorganized common stock and warrants exercisable for common stock of the reorganized enterprise upon obtaining certain valuation thresholds. Both the common stock and the warrants will enable stakeholders to capture a share of the Company’s future growth.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Cases constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•

Term Loan and Purchase Money Security Agreement, dated as of January 30, 2021, by and between Core Scientific Operating Company (f/k/a Core Scientific, Inc.), as borrower, and Jack Novak, as lender, of which $10 million aggregate principal amount remain outstanding.

•

Payment Agreement, dated as of February 25, 2021, by and between Core Scientific Operating Company (f/k/a Core Scientific, Inc.), as borrower, and Dell Financial Services L.L.C., as lender, related to approximately $166,000 outstanding aggregate amount of fees.

•

Secured Convertible Note Purchase Agreement, dated as of April 19, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Core Scientific Holding Co., the guarantors, U.S. Bank National Association, as note agent and collateral agent, and the purchasers of the notes issued thereunder, governing the 10.00% Convertible Notes due 2025 which mature on April 19, 2025, of which $215 million aggregate principal amount remain outstanding, excluding accrued PIK interest.

•

Convertible Note Purchase Agreement, dated as of August 20, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Core Scientific Holding Co., the guarantors, U.S. Bank National Association, as note agent and collateral agent, and the purchasers of the notes issued thereunder, governing the 10.00% Convertible Notes due 2025 which mature on April 19, 2025, of which $298.3 million aggregate principal amount remain outstanding, excluding accrued PIK interest.

•

Facility and Security Agreement, dated as of December 30, 2021, by and between Core Scientific Operating Company (f/k/a Core Scientific, Inc.), as borrower, and BlockFi Lending LLC, as lender, related to $6.7 million outstanding aggregate principal amount of loans.

•

Facility and Security Agreement, dated as of December 30, 2021, by and between Core Scientific Operating Company (f/k/a Core Scientific, Inc.), as borrower, and BlockFi Lending LLC, as lender, related to $47.2 million outstanding aggregate principal amount of loans.

•

Master Lease Agreement, dated as of December 31, 2021, by and between Core Scientific Operating Company (f/k/a Core Scientific, Inc.), as lessee, and MassMutual Asset Finance LLC, as lessor, of which $41.4 million aggregate principal amount remain outstanding.

•

Master Security Agreement, dated as of March 24, 2022, by and between the Company, as borrower, and Barings Private Credit Corp., Barings Capital Investment Corporation and Barings BDC, Inc. as lenders, of which $63.8 million aggregate principal amount remain outstanding.

•

Bridge Promissory Notes, dated as of April 7, 2022 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time), by and between Core Scientific, Inc., as borrower, and BRF Finance Co, LLC and B. Riley Commercial Capital, LLC, as Noteholders, related to $41.8 million outstanding aggregate principal amount of loans.

Also, on December 15, 2022, the Company received written notice from NYDIG ABL LLC (f/k/a Arctos Credit, LLC) (“NYDIG”) notifying the Company that it was in default of the Master Equipment Finance Agreement, dated as of October 27, 2020 (the “NYDIG MEFA”), by and between the Company and NYDIG and that NYDIG was declaring the principal amount due and owing under each of the Schedules and all other Obligations (as such terms are defined in the NYDIG MEFA), including all previously instituted default interest at a rate per annum equal to 5.0% and a previously instituted late charge equal to 5.0% on all outstanding Obligations pursuant to Section 12(i) and Section 3(b) of the NYDIG MEFA, respectively. As of December 15, 2022, the outstanding principal amount under the NYDIG MEFA was $38.6 million.

Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Key Employee Retention Plan

On December 18, 2022, the Board of Directors (the “Board”) of Core Scientific, Inc. (the “Company”) approved and adopted the Core Scientific Key Employee Retention Plan (the “KERP”), which will provide retention awards to certain key employees, including certain of the Company’s named executive officers. Executive KERP amounts were paid upon adoption of the KERP, subject to possible clawback if the executive voluntarily terminates employment prior to vesting. The executive KERP awards will become vested upon the earlier of (a) twelve (12) months following execution of the KERP agreement and (b) the occurrence of a specified restructuring event, as defined in the KERP. If an executive participant is terminated for “cause” or voluntarily terminates his or her employment with the Company without “good reason” (each as defined in the KERP) prior to the award becoming vested, the executive participant will forfeit the award and must repay the Company the gross (pre-tax) amount of such award.

In addition, the Compensation Committee of the Board has approved increases in the annual base salaries of certain executive officers.

The KERP and the salary increases were formulated based upon the recommendations of the independent compensation consultant of the Compensation Committee of the Board.

The following sets forth the amount awarded under the KERP and the increased salary amount for the Company’s Named Executive Officers:

Named Executive Officer	Retention Award Amount	Increased Salary Amount
Todd M. DuChene President and Chief Legal Officer	$375,000	$200,000

Denise Sterling Chief Financial Officer	$50,000	Nil

Item 7.01	Regulation FD Disclosure

As previously announced, in order to address liquidity and balance sheet issues, the Company engaged financial and legal advisors to consider a number of strategic alternatives the Company may take to address these issues. In connection with the review of strategic alternatives, the Company entered into discussions, and confidentiality agreements (the “Confidentiality Agreements”), with certain holders of its Convertible Notes (collectively, the “Ad Hoc Noteholders”).

In connection with such discussions, and pursuant to the Confidentiality Agreements, the Ad Hoc Noteholders were provided with certain confidential information regarding the Company, which includes the materials attached hereto as Exhibit 99.1 (the “Confidential Information”).

The Company is furnishing the Confidential Information on this Current Report on Form 8-K in accordance with the terms of the Confidentiality Agreements.

The Confidential Information, including any financial projections and forecasts, was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The Confidential Information does not purport to present the Company’s financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Confidential Information and, accordingly, does not express an opinion or any other form of assurance with respect to the Confidential Information. Any financial projections or forecasts were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects. Any such financial projections or forecasts reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing such financial projections or forecasts will prove to be accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of any financial projections or forecasts. The disclosure of the Confidential Information should not be regarded as an indication that the Company or its affiliates or representatives consider the Confidential Information to be a reliable prediction of future events, and the Confidential Information should not be relied upon as such. The statements in the Confidential Information speak only as of the date such statements were made, or any earlier date indicated therein. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the foregoing, and none of them undertakes any obligation to publicly update the Confidential Information to reflect circumstances existing after the date when the Confidential Information was made available to the Ad Hoc Noteholders or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Confidential Information are shown to be in error. The statements provided in the Confidential Information are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Forward-Looking Statements.”

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Cases, successfully enter into and implement a restructuring plan, emerge from Chapter 11 and achieve significant cash flows from operations; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; finalization and receipt of the DIP Facility; satisfaction of any conditions to which the Company’s DIP financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the ability of the Company to remain listed on The Nasdaq Global Select Market as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on From 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Lender Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Scientific, Inc.

Date: December 21, 2022	By:	/s/ Todd M. DuChene
	Name:	Todd M. DuChene
	Title:	President and Chief Legal Officer